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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934





      Date of Report (Date of earliest event reported): SEPTEMBER 27, 2001
                                                        ------------------



                           IBIS TECHNOLOGY CORPORATION
             (Exact name of registrant as specified in its charter)



MASSACHUSETTS                    0-23150                      04-2987600
--------------                 -------------               -------------------
(State or other                (Commission                  (IRS Employer
jurisdiction of                File Number)                Identification No.)
incorporation)


         32 CHERRY HILL DRIVE, DANVERS, MASSACHUSETTS          01923
          -------------------------------------------------------------
         (Address of principal executive offices)             (Zip Code)


       Registrant's telephone number, including area code: (978) 777-4247
                                                           --------------


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ITEM 5.   OTHER EVENTS.
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On September 27, 2001, Ibis Technology Corporation publicly disseminated a press release announcing that it has secured a $4.5 million equipment lease line with Heller Financial's Commercial Equipment Finance group. It will be used to further finance a variety of equipment acquisitions primarily focused on completing Ibis' initial production line for 300-millimeter SIMOX-SOI wafers.

The information contained in the press release is incorporated herein by reference and filed as Exhibit 99.1 hereto.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.
------   ---------------------------------

(c)      Exhibit.

         99.1     Press Release dated September 27, 2001.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     IBIS TECHNOLOGY CORPORATION
                                     -------------------------------------------
                                     (Registrant)



Date: September 28, 2001             /s/ Debra L. Nelson
                                     ----------------------------------------
                                     Debra L. Nelson, Chief Financial Officer





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                                  EXHIBIT INDEX

Exhibit                                                         Sequential
Number                  Description                             Page Number
-------                 -----------                             -----------
99.1                    Press Release dated                             5
                        September 27, 2001